EXHIBIT 99.2

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
-------------------------------------------------------
In re:                                Chapter 11

SIGNAL APPAREL COMPANY, INC.                Case No. 00-B-14462 (REG)
SOCCER HOLDINGS, INC                        Case No. 00-B-14463 (REG)

                                            Jointly Administered
                     Debtors
-------------------------------------------------------

OPERATING STATEMENT FOR THE
PERIOD FROM MARCH 1, 2001 TO MARCH 31, 2001


DEBTOR'S ADDRESS:
         34 ENGLEHARD DRIVE
         AVENEL, NJ 07001

                                            DISBURSEMENTS FOR 3/1-3/31/01:
                                                 $  417,062

DEBTOR'S ATTORNEY:
         ANGEL & FRANKEL, PC
         460 Park Avenue
         New York, NY 10022

                                            OPERATING LOSS FOR 3/1 - 3/31/01:
                                                 $  1,223,386

REPORT PREPARER:
         Gerald R. Mohamed Jr.

     The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

                                                   /s/ Robert Powell
DATE:    May 23, 2001                       _________________________________
                                            Robert Powell, VP & General Counsel


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Signal Apparel Company, Inc. ("Signal") is engaged in the sales and marketing, of apparel within the following product lines; screenprinted and embroidered knit and woven activewear for men and boys, and screenprinted and embroided ladies' and girls' activewear, bodywear and swimwear. Signal outsources all of its manufacturing and embellishment processes to third parties domestic and abroad. Soccer Holdings, Inc. ("Holdings") is its wholly owned subsidiary. On September 22, 2000, Signal and Holdings, each filed petition for relief under Chapter 11 of the federal bankruptcy laws. The following financial statements (balance sheet, statement of operations and cash flows) are presented as of March 31, 2001. These statements do not reflect any interest on any pre-petition debt.


                          Signal Apparel Company, Inc.
                             (Debtor in Possession)
                                  Balance Sheet
                                 March 31, 2001
                                     (000's)


                                     ASSETS

Cash                                                                          51
Net Accounts Receivable                                                      147
Notes Receivable                                                              74
Net Inventories (c)                                                           46
Prepaid Assets                                                               149
                                                                          ------
               Total Current Assets                                          468

Net Fixed Assets                                                             391
Net Goodwill                                                              23,906
Other Assets                                                                 770
                                                                          ------

Total Assets                                                              25,535
                                                                          ======


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                          Signal Apparel Company, Inc.
                             (Debtor in Possession)
                                  Balance Sheet
                                 March 31, 2001
                                     (000's)


LIABILITIES & SHAREHOLDERS EQUITY
Liabilities Not Subject to Compromise:
Accounts Payable                                                            (65)
GMAC CC Debt (Post-Petition) (a)                                             51
                                                                       --------
                                Sub-Total                                   (14)
Liabilities Subject to Compromise:
Current Liabilities:
Accounts Payable & Accrued Liabilities                                  (15,736)
GMAC CC Debt (Pre-Petition) (a) (b)                                     (44,262)
Other Liabilities                                                      (102,025)
                                                                       --------
                                Sub-Total                              (162,038)

                   Total Current Liabilities                           (162,036)

Shareholders' Deficit:
Preferred Stock                                                         (54,287)
Common Stock                                                               (535)
Additional Paid in Capital                                             (191,263)
Retained Deficit (b)                                                    381,471
                                                                       --------
                                                                        135,386

Less:  Treasury Shares                                                    1,117
                                                                       --------

Total Shareholders Deficit                                              136,503
                                                                       --------

Total Liabilities & Shareholders Deficit                                (25,535)
                                                                       ========


(a) Amounts owing to GMAC CC do not reflect items not charged to the loan balance at this time (e.g. open Letters of Credit). These amounts will be shown when charged.

(b) The cumulative interest on pre-petition debt as of March 31, 2001 was $2,679k.

(c)  Gross inventories are net of a reserve of $1,890k.


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                          Signal Apparel Company, Inc.
                             (Debtor in Possession)
                        Post-Petition Operating Statement
                                 March 31, 2001


                                                                        Total
                                                                     ----------
Gross Sales                                                           1,012,185
Sales Returns & Allowances                                              237,767
                                                                     ----------

Net Sales                                                             1,249,952
Cost of Sales                                                        (2,117,992)
                                                                     ----------
Gross Profit before Royalties                                          (868,040)

Royalty Expense                                                         (33,970)
                                                                     ----------
Gross Margin                                                           (902,010)

S, G & A                                                               (164,673)
                                                                     ----------

EBITDA                                                               (1,066,683)

Depreciation & Amortization                                            (167,436)
Interest (Expense)/Income-Post                                           10,733
Misc Income                                                                --
                                                                     ----------

Profit/(Loss) Before Dividend                                        (1,223,386)

Preferred Dividend                                                         --
                                                                     ----------
Net Profit/(Loss)                                                    (1,223,386)


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                          SIGNAL APPAREL COMPANY, INC.
                             (Debtor in Possession)
                        For the period 3/01/01 to 3/31/01


                  CONSOLIDATED STATEMENT OF FEDERAL, STATE AND
                LOCAL TAXES COLLECTED, RECEIVED, DUE OR WITHHELD


                                                          Amount
                                                          -------------------
Gross wages and salaries paid or incurred                             43,522

Payroll taxes withheld                                                12,295

Employer payroll tax contributions                                     4,084


Payments of payroll taxes withheld and employer tax contributions:

                Payee                        Date                 Amount
---------------------------------- ------------------------- ------------------
Federal Reserve Bank                    Mar 7,14,21,28               13,766.11
Federal Unemployment Tax                                                 52.48

State Taxes:
     NJ                                 Mar 7,14,21,28                  925.17
     NY                                 Mar 7,14,21,28                  477.86

Local Taxes:
     NYC                                Mar 7,14,21,28                  173.21

SUI/SDI:
     NJ                                 Mar 7,14,21,28                  854.61
     NY                                 Mar 7,14,21,28                    0.00
     TN                                 Mar 7,14,21,28                  128.85
                                                             ------------------

                                                                     16,378.29


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                          SIGNAL APPAREL COMPANY, INC.
                             (Debtor in Possession)
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                        For the period 3/1/01 to 3/31/01


Operating Activities:
   Net Loss                                                          (1,223,386)
Adjustments to reconcile net loss to
     net cash used in operating activities:
       Depreciation and amortization                                    167,436
       Non-cash interest charges                                           --
Changes in operating assets and liabilities:
       Receivables                                                         --
       Inventories                                                    2,117,000
       Prepaid expenses and other current
         assets                                                            --
       Other assets                                                        --
       Accounts payable and accrued
         liabilities                                                     39,715
                                                                     ----------
           Net cash provided by operating
              activities                                              1,100,765

Investing activities:
       Purchases of property, plant and equipment                          --
       Proceeds from sale of property, plant and
         equipment                                                         --
                                                                     ----------
           Net Cash provided by investing activities                          0
                                                                     ----------

Financing activities:
       Net (decrease) increase in revolving advance
         account and term loan borrowings                            (1,101,471)
       Net (decrease) increase in other loan term borrowings               --
       Principal payments on other long term borrowings                    --

                                                                     ----------
           Net cash provided by financing activities                 (1,101,471)
                                                                     ----------

Net (decrease) increase in cash and cash equivalents                       (706)
Cash and cash equivalents, at the beginning of the period                51,798
                                                                     ----------
Cash and cash equivalents, at the end of the period                      51,092
                                                                     ==========